UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) October 15, 2024

(Date of earliest event reported) October 11, 2024

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Effective October 11, 2024, ONE Gas, Inc. (the “Company”) entered into a lender joinder and commitment increase agreement (the “Increase Agreement”) related to its $1.275 billion second amended and restated revolving credit agreement, dated as of March 16, 2021, as amended (the “Credit Agreement”), with Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer, and the other lenders and letter of credit issuers party thereto from time to time. The Increase Agreement (i) increases the aggregate commitments available under the Credit Agreement from $1,275,000,000 to $1,350,000,000 and (ii) joins The Huntington National Bank as a lender under the Credit Agreement. All other terms and conditions of the Credit Agreement remain in full force and effect.

Some of the lenders under the Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders under the Credit Agreement were underwriters of the Company’s prior underwritten note and equity issuances and may serve as underwriters in any future note and/or equity issuances. In addition, certain of the lenders under the Credit Agreement and their respective affiliates act as dealers in connection with the Company’s commercial paper program, and also as managers, forward purchasers and/or forward sellers, including under the Company’s at-the-market equity program.

The foregoing description of the Increase Agreement is not complete and is in all respects subject to the actual provisions of the Increase Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Lender Joinder and Commitment Increase Agreement, dated as of October 11, 2024, among ONE Gas, Inc., Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer, The Huntington National Bank, as lender, and the letter of credit issuers party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 15, 2024

ONE Gas, Inc.

By:	/s/ Brian K. Shore
	Name:	Brian K. Shore
	Title:	Vice President, Associate General Counsel and Secretary

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